UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                                  811-22446

CPG

Alternative Strategies Fund, LLC

(Exact name of registrant as specified in charter)

805 Third Ave., 18th Floor, New York, NY	10022

(Address of principal executive offices)	(Zip code)

Gemini Fund Services, LLC 17605 Wright St Omaha Nebraska, 68130

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

CPG Alternative Strategies Fund, LLC

Financial Statements

Annual Report March 31, 2016

With Report of Independent Registered Public Accounting Firm

CPG ALTERNATIVE STRATEGIES FUND, LLC

Financial Statements

March 31, 2016

Table of Contents

Report of Independent Registered Public Accounting Firm	1

Statement of Assets and Liabilities	2

Statement of Operations	3

Statements of Changes in Net Assets	4

Statement of Cash Flows	5

Financial Highlights	6

Notes to Financial Statements	7

Schedule of Portfolio Investments	14

Supplemental Information (unaudited)	15

Ernst & Young LLP 200 Clarendon St Boston, MA 02116	Tel: + 1 617 266 2000 Fax: + 1 617 266 5843 ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Unit holders of

CPG Alternative Strategies Fund, LLC

We have audited the accompanying statement of assets and liabilities of CPG Alternative Strategies Fund, LLC (the “Fund”), including the schedule of portfolio investments, as of March 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in Investment Funds as of March 31, 2016, by correspondence with management of the underlying Investment Funds and the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CPG Alternative Strategies Fund, LLC at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 31, 2016

CPG ALTERNATIVE STRATEGIES FUND, LLC
Statement of Assets and Liabilities
March 31, 2016

Assets
Investments in Investment Funds, at fair value (Cost - $2,036,991)	$1,900,246
Short-term investments (Cost - $768,918)	768,918
Receivable for investments sold, not yet settled	26,110,603
Due from Adviser	82,446
Total Assets	28,862,213

Liabilities
Management fee payable	111,328
Accounts payable and other accrued expenses	149,073
Total Liabilities	260,401
Net Assets	$28,601,812

Composition of net assets
Paid in capital	$34,256,042
Accumulated net investment loss	(3,116,130)
Accumulated net realized loss from investments in Investment Funds	(2,401,355)
Accumulated net change in unrealized depreciation from investments in Investment Funds	(136,745)
Net assets at end of year	$28,601,812

Units of beneficial interests outstanding	2,714,725

Net asset value per Unit	$10.54

See accompanying notes to financial statements.

CPG ALTERNATIVE STRATEGIES FUND, LLC
Statement of Operations
For the year ended March 31, 2016

Investment Income
Interest	$1,811

Expenses
Professional and administrator fees	533,610
Management fees	581,744
Directors' fees	42,750
Printing and postage expenses	18,478
Other expenses	57,936
Total Expenses	1,234,518
Fees reimbursed by the Adviser (See Note 5)	(361,901)
Net Expenses	872,617

Net Investment Loss	(870,806)

Net realized gain from investments in Investment Funds	2,701,274

Net change in unrealized appreciation (depreciation) on investments in Investment Funds	(7,537,184)

Total net realized and change in unrealized gain (loss) from investments	(4,835,910)

Net decrease in net assets resulting from operations	$(5,706,716)

See accompanying notes to financial statements.

CPG ALTERNATIVE STRATEGIES FUND, LLC
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2016	March 31, 2015

Net assets at beginning of year	$51,620,891	$53,613,570

Increase (decrease) in net assets resulting from operations
Net investment loss	(870,806)	(1,214,876)
Net realized gain from investments in Investment Funds	2,701,274	1,928,888
Net change in unrealized appreciation (depreciation) on investments in Investment Funds	(7,537,184)	714,185
Net increase (decrease) in net assets resulting from operations	(5,706,716)	1,428,197

Distributions to unit holders
From net investment income	—	(3,578,099)
From net realized gains	—	(922,536)
Net decrease in net assets from distributions to unit holders	—	(4,500,635)

Increase (decrease) in net assets resulting from capital transactions
Proceeds from Units issued	1,738,350	2,442,018
Reinvestment of distributions	—	4,428,429
Cost of Units redeemed	(19,050,713)	(5,790,688)
Net increase (decrease) in net assets from capital transactions	(17,312,363)	1,079,759

Total net decrease in net assets	(23,019,079)	(1,992,679)
Net assets at end of year	$28,601,812	$51,620,891
Accumulated net investment loss	$(3,116,130)	$(5,179,961)

Unit Activity
Units Sold	140,984	190,194
Units Reinvested	—	336,251
Units Redeemed	(1,566,406)	(460,779)
Net increase (decrease) in Units outstanding	(1,425,422)	65,666

See accompanying notes to financial statements.

CPG ALTERNATIVE STRATEGIES FUND, LLC
Statement of Cash Flows
For the year ended March 31, 2016

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(5,706,716)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(3,800,000)
Proceeds from dispositions of investments in Investment Funds	47,591,183
Net sales from Short Term Investments	37,537
Net realized gain (loss) from investments in Investment Funds	(2,701,274)
Net change in unrealized appreciation (depreciation) on investments in Investment Funds	7,537,184

(Increase) Decrease in assets:
Receivable for investments sold, not yet settled	(23,024,380)
Due from Adviser	67,684
Prepaid expenses and other assets	126,071

Increase (Decrease) in liabilities:
Subscription received in advance	(40,000)
Payable for Units redeemed	(2,716,140)
Management fees payable	(84,472)
Directors' fees payable	(1,500)
Accounts payable and other accrued expenses	27,186
Net cash provided by operating activities	17,312,363

Cash flows from financing activities:
Proceeds from Units issued, including subscriptions received in advance	1,738,350
Payment of Units redeemed, net of payable for Units redeemed	(19,050,713)
Net cash used in financing activities	(17,312,363)

Net increase in cash	—
Cash at beginning of year	—
Cash at end of year	$—

See accompanying notes to financial statements.

CPG ALTERNATIVE STRATEGIES FUND, LLC
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Unit of Beneficial Interests Outstanding Throughout Each Year or Period

					For the Period
	For the	For the	For the	For the	October 1, 2011
	Year Ended	Year Ended	Year Ended	Year Ended	(commencement of
	March 31,	March 31,	March 31,	March 31,	operations) through
	2016	2015	2014	2013	March 31, 2012
Per Unit operating performance:
Net asset value, beginning of year	$12.47	$13.16	$13.03	$12.66	$12.00

Activity from investment operations (1):
Net investment loss	(0.26)	(0.29)	(0.30)	(0.28)	(0.14)
Net realized and unrealized gain on investments	(1.67)	0.70	1.17	1.05	0.80
Total from investment operations	(1.93)	0.41	0.87	0.77	0.66

Less distributions from:
Net investment income	—	(0.88)	(0.14)	(0.15)	—
Net realized gains	—	(0.22)	(0.60)	(0.25)	—
Total distributions	—	(1.10)	(0.74)	(0.40)	—
Net asset value, end of year	$10.54	$12.47	$13.16	$13.03	$12.66

Net assets, end of year/period in (000s)	$28,602	$51,621	$53,614	$46,347	$26,365

Ratios/Supplemental Data:
Ratio of total expenses to average net assets (2)	3.19%	2.37%	2.43%	2.55%	6.34	% (3)
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.25%	2.25	% (3)
Ratio of net investment loss to average net assets	(2.25)%	(2.25)%	(2.25)%	(2.25)%	(2.25	)% (3)

Portfolio Turnover Rate	11%	47%	53%	49%	0	% (4)

Total return (5)	(15.48)%	2.67%	6.52%	6.13%	5.50	% (4)

(1)	Per Unit amounts calculated using the average Units outstanding during the year/period, which management believes more appropriately presents the per Unit data for the year.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(3)	Annualized for periods less than one full year.

(4)	Not annualized.

(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

See accompanying notes to financial statements.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements

March 31, 2016

1.	Organization

CPG Alternative Strategies Fund, LLC (the “Fund”) was organized in the State of Delaware on July 28, 2010 as a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on October 1, 2011.

The Fund’s investment objective is to seek attractive risk-adjusted returns with significantly less volatility and correlation to broad market indices than equity investments. Correlation refers to the degree of relationship between investment indices. The Fund seeks to achieve its investment objective by primarily investing its assets in private alternative investment funds (“Investment Funds”) which Central Park Advisers, LLC (the "Adviser"), believes are attractive multi-strategy Investment Funds.

On January 13, 2016 the Fund’s Adviser informed the Board of Directors of its determination to dissolve the Fund, and the Board of Directors appointed the Adviser to act as the Fund’s liquidator. The Fund will be liquidated in an orderly process. Members’ units will be distributed prior to and upon completion of the Fund liquidation. Proceeds will be paid in installments beginning in late May 2016. The Fund’s liquidation is expected to be completed by April 2017.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Directors have engaged the Adviser, a Delaware Limited Liability Company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an investment advisory firm registered as an investment adviser under the Advisers Act.

The Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

2.	Summary of Significant Accounting Policies

The accounting and reporting policies of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and are expressed in United States dollars. The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting and reporting policies followed by the Fund in the preparation of the financial statements.

Federal Income Taxes: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its unit holders substantially all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Federal Tax Information: The Fund has adopted a tax year end of September 30 (“Tax year”). As such, the Fund’s tax-basis capital gains and losses will only be determined at the end of each Tax year. Accordingly, tax basis distributions made during the 12 month year ended March 31, 2016, but after the tax year ended September 30, 2015 will be reflected in the financial statement footnotes for the fiscal year ended March 31, 2017.

Cash: Cash consists of monies held at Union Bank, N.A. (formerly, Union Bank of California, N.A.). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Continued)

March 31, 2016

2.	Summary of Significant Accounting Policies (continued)

Short-Term Investments: Short-term investments represent investments in money market funds and are recorded at net asset value per share.

Investment Transactions: The Fund accounts for realized gains and losses from Investment Fund transactions based upon the pro-rata ratio of the fair value and cost of the underlying Investment Fund at the date of redemption. Interest income and expenses are recorded on the accrual basis.

Dividends and distributions to unit holders: Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its unit holders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per Unit of the Fund.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund's assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

3.	Distributions to Shareholders and Tax Components of Capital

The Fund’s tax year end is September 30, 2015, as such, the information in this section is as of the Fund’s tax year end.

The tax character of fund distributions paid for the tax year ended September 30, 2015 and September 30, 2014 were as follows:

	For the tax year ended ended
	September 30, 2015	September 30, 2014
Ordinary Income	$3,211,506	$1,147,575
Long-Term Capital Gains	921,309	1,747,900
Return of Capital	367,820	—
	$4,500,635	$2,895,475

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Capital Gains	Forwards	Differences	Late Year Loss (a)	(Depreciation) (b)	Earnings/(Deficits
$—	$—	$—	$—	$(2,438,503)	$(61,938)	$(2,500,441)

(a)	At September 30, 2015, the Fund had a qualified late-year ordinary loss deferral of $807,706 and a post October loss deferral of $1,630,797. These losses are deemed to arise on October 1, 2015.

(b)	The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax treatment of passive foreign investment companies (PFICs) and partnerships.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Continued)

March 31, 2016

3.	Distributions to Shareholders and Tax Components of Capital (continued)

Permanent book and tax differences, primarily attributable to the tax treatment of passive foreign investment companies (PFICs) and partnerships, resulted in reclassification for the tax year ended September 30, 2015 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Loss
$(367,820)	$2,934,637	$(2,566,817)

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2015 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2015 will not be finalized by the Fund until after the fiscal year end.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. Tax years 2016, 2015, 2014, 2013 and 2012 remain subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2016 the Fund did not incur any interest or penalties.

4.	Portfolio Valuation

Fair Value Measurements and Disclosures: Fair value is defined as the value that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under U.S. GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 – unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 – inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. For investments measured at net asset value (“NAV”) as of the measurement date, included in this category are investments that can be withdrawn by the Fund at NAV as of the measurement date, or within one year from the measurement date.

●	Level 3 – significant unobservable inputs for the financial instrument (including the Fund’s own assumptions in determining the fair value of investments). For investments measured at NAV as of the measurement date, included in this category are investments for which the Fund does not have the ability to redeem at NAV as of the measurement date due to lock up and/or redemption notice period greater than one year from the measurement date.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Continued)

March 31, 2016

4.	Portfolio Valuation (continued)

U.S. GAAP requires that investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date (within one year) and the existence or absence of certain restrictions at the measurement date.

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors. Investments in Investment Funds subject to suspension of redemptions are classified as Level 3 assets.

Lock-up periods require an investor to wait a specified length of time after the initial issuance of Units before redemption can be granted. It is common for Investment Funds to include lock-up periods in the private placement memorandum to reduce liquidity risk and allow subscriptions proceeds to be invested over an appropriate time horizon. Investments in Investment Funds with lock-up periods of one year or less that are publishing NAVs and redeeming unlocked Units at the published NAV are classified as Level 2 assets. Investments in Investment Funds with lock-up periods of more than one year are classified as Level 3 assets.

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a monthly basis and reports to the Audit Committee on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value, which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity. The Adviser and/or the Directors will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. (See Schedule of Portfolio Investments).

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at March 31, 2016.

The following table summarizes the valuation of the Fund’s investments, by investment strategy and by the above fair value hierarchy levels, as of March 31, 2016.

Assets	Level 1	Level 2	Level 3	Total
Investments
Multi- Strategy Investment Funds	$—	$1,900,246	$—	$1,900,246
Short Term Investments	768,918	—	—	768,918
Total Investments	$768,918	$1,900,246	$—	$2,669,164

It is the Fund’s policy to recognize transfers at the end of the reporting fiscal year ended. There were no transfers between Level 1 and Level 2, during the fiscal year ended March 31, 2016. Transfers between Level 2 and Level 3 are detailed below.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Continued)

March 31, 2016

4.	Portfolio Valuation (continued)

The following is a reconciliation of assets in which Level 3 inputs were used in determining fair value:

Investments in
Investment Funds
Beginning Balance, March 31, 2015	$9,556,302
Sales of Investment Funds	(7,793,453)
Net Change in Unrealized Appreciation (Depreciation)	(1,204,860)
Transfers into Level 3	—
Transfers out Level 3	(557,989)
Balance, March 31, 2016	$—

Transfers out of Level 3 represent investments in Investment Funds that were previously categorized as Level 3 investments for the year ended March 31, 2015. In accordance with authoritative guidance, these investments are being reclassified as Level 2 investments for the fiscal year ended March 31, 2016 as the Fund has the ability to redeem its investment at NAV with one year or less.

The net change in unrealized depreciation is included in net change in unrealized depreciation on investments in Investment Funds on the Statement of Operations.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying Accounting Standards Codification 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at NAV are no longer included in the fair value hierarchy. The Fund elected to early adopt and apply ASU 2015-07. As of March 31, 2016, the Fund held no investments in investments funds that qualify for this valuation.

5.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser a monthly fee (the “Management fee”) at the annual rate of 1.50% of the Fund’s monthly Net assets. “Net assets” shall equal the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchase of units of beneficial interest pursuant to offers by the Fund to repurchase Units from Investors. The Management Fee will be (i) computed based on the net assets of the Fund as of the start of business on the first business day of the period to which the Management Fee relates, (ii) payable in arrears, (iii) appropriately prorated based on the number of days in such a period, and (iv) debited against the Investors’ capital accounts. In connection with the liquidation of the Fund, the Fund will cease its obligation to pay the Management Fee for any period after May 31, 2016.

During the year ended March 31, 2016, the Adviser earned $581,744 in Management fees which is included in the Statement of Operations, of which $111,328 remained payable at March 31, 2016.

Each Independent Director of the Fund receives an annual retainer of $10,000 plus a fee of $500 for each meeting attended and a fee of $250 for each meeting by phone. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Directors for the year ended March 31, 2016 were $42,750 and is included in the Statement of Operations.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; Directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved, from time to time, by the Directors.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Continued)

March 31, 2016

5.	Related Party Transactions (continued)

The Adviser has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for a one-year term beginning on the Initial Closing Date (October 1, 2011) and ending on the one year anniversary thereof (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described below) borne by the Fund to an amount not to exceed 0.75% per annum of the Fund’s net assets (the “Expense Cap”). The Adviser has elected to extend the term of the Expense Limitation and Reimbursement Agreement through September 30, 2016. The Adviser will review the Expense Limitation and Reimbursement Agreement going forward. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management fee; (ii) fees, expenses, allocations, etc. of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments, and (v) extraordinary expenses (as determined in the sole discretion of the Adviser). These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund’s net assets. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise to the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap in place at the time of reimbursement. For the year ended March 31, 2016, the Adviser has waived $361,901 in expenses incurred by the Fund all of which $82,446 remained payable included as Due from Adviser in the Statement of Assets and Liabilities, which has been subsequently reimbursed, by the Adviser.

	Must be reimbursed Prior to:
	March 31,	March 31,	March 31,	March 31,
	2016	2017	2018	2019
Expense amounts Subject to Reimbursement	$120,535	$93,127	$66,812	$361,901

Based upon the Adviser’s decision to dissolve the Fund the Board, including a majority of the Independent Directors selected the Adviser as the Fund’s liquidator. Under the terms of the Liquidator Agreement the liquidator does not receive compensation.

6.	Administration, Custodian Fees and Distribution

Gemini Fund Services, LLC (“Gemini” or the “Administrator”), serves as the administrator, accounting agent, and transfer agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. For its services as Administrator, the Fund pays Gemini a minimum fee along with annualized tier rate fee based upon the average net assets of the Fund. The Fund pays Gemini an annual per investor servicing fee. In addition, the Fund reimburses Gemini for certain out of pocket expenses incurred. A Gemini affiliate, Northern Lights Compliance Services (“NLCS”) provides Chief Compliance Officer services to the Fund. An officer of NLCS is also an officer of the Fund.

Union Bank, N.A. serves as custodian (the “Custodian”) of the Fund’s assets and provides custodial services for the Fund.

Foreside Fund Services, LLC acts as the placement agent for the Fund’s Units on a best efforts basis, subject to various conditions. The Fund also may distribute Units through other brokers or dealers. The Fund will sell Units only to Qualified Investors (as defined in the Fund’s Confidential Memorandum, dated December 2011, as supplemented in June 2014).

7.	Investments in Investment Funds

As of March 31, 2016, the Fund had no investments in Investment Funds that were related parties.

Aggregate purchases and proceeds from sales of investments in Investment Funds for the year ended March 31, 2016 amounted to $3,800,000 and $47,591,183, respectively.

The agreements related to investments in Investment Funds provide for compensation to their general partners/managers in the form of management fees of 1.50% to 2.00% (per annum) of net assets and performance incentive fees or allocations up to 20.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Continued)

March 31, 2016

8.	Indemnification

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9.	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following disclosure; On May 23, 2016, the Fund distributed $26,000,000 to its investors in accordance with its plan of liquidation.

CPG ALTERNATIVE STRATEGIES FUND, LLC
SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 2016

				Unrealized				Dollar Amount of
				Gain/(Loss)	Initial		First Available	Fair Value for
			% of Net	from	Acquistion		Redemption	First Available
Investment Fund	Cost	Fair Value	Assets	Investments	Date	Liquidity (a)	(b)	Redemption (b)
MULTI-STRATEGY - 6.6%
EJF Debt Opportunities Fund L.P. (c)	1,693,800	1,342,257	4.69%	(351,543)	8/1/2014	Quarterly	6/30/2016	1,000,000
Fir Tree Value Fund, L.P. (c)	343,191	557,989	1.95%	214,798	10/1/2011	Annually	7/31/2016	557,989
TOTAL MULTI-STRATEGY	$2,036,991	$1,900,246	6.64%	$(136,745)

SHORT TERM INVESTMENTS - 2.7%
Fidelity Institutional Tax-Exempt Portfolio - Institutional Class 0.12% (d)	$768,918	$768,918	2.7%
TOTAL SHORT TERM INVESTMENTS	$768,918	$768,918	2.7%

TOTAL INVESTMENTS - 9.3% (Cost - $2,805,909)		$2,669,164
OTHER ASSETS LESS LIABILITIES - 90.7%		25,932,648
NET ASSETS - 100.0%		$28,601,812

(a)	Available frequency of redemptions after the initial lock up period, if any. Different tranches may have varying liquidity terms.

(b)	Investment Funds are available to be redeemed with no restrictions, as of the measurement date.

(c)	Investment Funds categorized as Level 2 investments.

(d)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

See accompanying notes to financial statements.

CPG ALTERNATIVE STRATEGIES FUND, LLC

Supplemental Information

March 31, 2016 (Unaudited)

Disclosure of Investment Advisory Agreement Approval

The Directors, including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), last evaluated the Investment Advisory Agreement (the "Advisory Agreement") at a meeting on September 21, 2015. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Directors reviewed responses to an Information Request and discussed with Central Park Advisers, LLC (the "Adviser") information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund's operations, the Adviser's ability to provide advisory and other services to the Fund and the extension of the Adviser’s Expense Limitation and Reimbursement Agreement with the Fund.

The Directors reviewed, among other things, the nature of the advisory services provided by the Adviser, including its investment process, and the experience of the investment advisory and other personnel providing services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund's investments in accordance with the Fund's stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser's employment of highly skilled investment professionals, research analysts and administrative and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser. The Directors noted the repositioning of the portfolio and the marketing efforts that were being undertaken to raise the profile of the Fund and its assets. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the personnel providing such services had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the "Comparable Funds"). The Directors recognized that certain of the Comparable Funds that are structured as private funds are not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund's performance relative to that of the Comparable Funds. The Directors recognized that the Fund's year-to-date performance for the period ended July 31, 2015, although below the median performance, was within the range of performance of the Comparable Funds. The Directors also recognized that the Fund's performance since inception, as of July 31, 2015, while also below the median performance of the Comparable Funds, exceeded the performance of the HFRI FOF index. The Directors acknowledged the Adviser’s explanation that it was actively repositioning the Fund's portfolio to improve performance.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund, as compared to those charged to the Comparable Funds. The information presented to the Directors showed that, although the Fund's management fee was above the median management fee of the Comparable Funds, the Fund did not charge an incentive fee. The Directors also recognized that the Fund's management fee was within the range of management fees charged by the Comparable Funds. The Directors noted that the Adviser charged a similar fee on unregistered hedge funds products. In addition the Director compared the expense ratio of the Fund (with and without expense cap) to Comparable Funds and acknowledged the Adviser’s undertaking to extend the Expense Limitation and Reimbursement Agreement for another year.

The Directors also considered the profitability of the Adviser, both before payment to brokers and after payment to brokers, and concluded that the profits to be realized by the Adviser under the Advisory Agreement were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fee under the Advisory Agreement did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Advisory Agreement was in the best interests of the Fund and its investors.

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling (collect) 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

CPG ALTERNATIVE STRATEGIES FUND, LLC

Supplemental Information

March 31, 2016 (Unaudited) (Continued)

DIRECTORS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

Three of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The identity of the Directors and brief biographical information regarding each Director is set forth below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS

Joan Shapiro Green (71) c/o Central Park Group, LLC 805 Third Ave. 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014); Executive Director of New York Society of Securities Analysts (2004 - 2006)	4	None
Kristen M. Leopold (48) c/o Central Park Group, LLC 805 Third Ave. 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Chief Financial Officer of KL Associates LLC (2007 to present); Chief Financial Officer of WFL Real Estate Services, LLC (2007 to present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) 1997-2006)	4	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Investment Multi-Manager Fund; Blackstone Alternative Multi-Strategy Fund.
Janet L. Schinderman (65) c/o Central Park Group, LLC 805 Third Ave. 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School, of Columbia University (1990 - 2006)	4	Advantage Advisers Xanthus Fund, L.L.C.

INTERESTED DIRECTORS

Mitchell A. Tanzman (56) c/o Central Park Group, LLC 805 Third Ave. 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services' Alternative Investment Group (1998-2005) and Operating Committee Member of UBS Financial Services Inc. (2004-2005)	4	None

OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (48) c/o Central Park Group, LLC 805 Third Ave. 18th Floor New York, NY 10022 Principal Accounting Officer	Term - Indefinite Length - Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; Executive Director of UBS Financial Services Inc. (2002-2006)	N/A	N/A
Michael J. Wagner (65) Northern Lights Compliance Services, LLC 80 Arkay Dr. Suite 110 Hauppauge, NY 11788 Chief Compliance Officer	Term - Indefinite Length - Since Inception	President (2006-Present) and Senior Vice President (2004-2006) Northern Lights Compliance Services, LLC (provides CCO services to Mutual Funds); Vice President GemCom LLC (2004 - Present)	N/A	N/A

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics may be obtained without charge by calling 212-317-9200.
(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from any provision thereof.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Kristen Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
	Current Year	Previous Year
(a) Audit Fees	$64,500	$64,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$32,000	$42,000
(d) All Other Fees	$0	$0

Audit fees include fees associated with the audit of the registrant’s annual financial statements and include fees associated with annual audits for providing a report in connection with the registrant’s report on Form N-CSR. Tax fees include fees for tax compliance, tax advice and tax planning, and include fees for assisting management in preparation of tax estimates.

(e)(1)	The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services that are required to be pre-approved on a case by case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.
(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the report to shareholders filed under item 1 of this form.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are as follows:

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors of the Fund indicating how the

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the

12-month period ending June 30th will be available, without charge, upon request by calling collect (212)317-9200, and on the SEC's website at www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and share equal responsibility and authority for managing the Fund's portfolio, including conducting investment due diligence, performing research analysis and making the ultimate selection of the Fund's investments.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, serves as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, serves as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr.Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from

Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2016.

Gregory Brousseau

Registered Investment Companies Pooled Accounts Other Accounts

Registered Investment Companies		Pooled Accounts	Other Accounts

Number of		Number of	Assets	Number of
Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed
2	806,000,000	1	75,000,000	0	N/A

Mitchell A. Tanzman

Number of		Number of	Assets	Number of
Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed
2	806,000,000	1	75,000,000	0	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable. See Item 2.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(c) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CPG Alternative Strategies Fund LLC

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer

Date     June 8, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer

Date     June 8, 2016

By (Signature and Title)	/s/ Michael Mascis

Michael Mascis, Principal Accounting Officer

Date     June 8, 2016